UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 04, 2023

ORTHOFIX MEDICAL INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-19961	98-1340767
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3451 Plano Parkway
Lewisville, Texas		75056
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 937-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value per share	OFIX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.

Resignation of Keith C. Valentine from Board of Directors

On October 4, 2023, Keith C. Valentine resigned as a member of the Board of Directors (the “Board”) of Orthofix Medical Inc. (the “Company”). Mr. Valentine’s Board resignation stated that it was not being tendered because of any disagreement with the Company relating to its operations, policies or practices. However, such Board resignation noted that it does not constitute an agreement by Mr. Valentine with the determination by the Board to terminate the employment of Mr. Valentine, John Bostjancic and Patrick Keran for cause on September 11, 2023, and does not constitute a waiver of any claims related to such matters. On October 4, 2023, following the receipt of Mr. Valentine’s resignation, the Board resolved to reduce the size of the Board from nine to eight seats, effective immediately.

Compensation Arrangements with Interim Chief Executive Officer

On October 4, 2023, the Board, following the recommendation of the Compensation and Talent Development Committee of the Board, approved new compensation arrangements for Catherine M. Burzik, the Company’s Interim Chief Executive Officer. Under these arrangements, Ms. Burzik will receive (i) an annual base salary amount of $825,000 during her period of service as Interim Chief Executive Officer, with a target annual incentive program bonus equal to 110% of the base salary amount accrued during such period of service, and (ii) an immediate cash bonus of $100,000 (calculated on an after-tax basis, with the intent of such bonus compensating her for relocation and other personal-related matters in connection with the initiation of such service). Effective as of the close of business on October 15, 2023, Ms. Burzik has been granted RSUs with a fair market value of $1,500,000. Such RSUs will vest in full in one installment 90 calendar days following the date that a successor Chief Executive Officer assumes office following Ms. Burzik’s discontinuation of service as Interim Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orthofix Medical Inc.
By:	/s/ Puja Leekha
Puja Leekha Senior Vice President, Chief Ethics and Compliance Officer and Interim Chief Legal Officer

Date: October 4, 2023